UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4322 South 49th West Avenue Tulsa, Oklahoma	74107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2005, the Board of Directors of Syntroleum Corporation (the “Company”), upon recommendation of the Nominating and Compensation Committee, exercised its discretion to pay a cash bonus in the amount of $250,000 to Mr. Kenneth L. Agee, the Company’s Chairman of the Board, after considering Mr. Agee’s individual performance and contribution to the Company’s attainment of strategic business objectives and certain financial objectives.

Item 2.02 Results of Operations and Financial Condition.

Quarterly projections presented in Item 7.01 below regarding the first quarter of 2005 are incorporated by reference into this Item 2.02.

The information being furnished pursuant to Item 2.02 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

The Company has posted on its Internet website (www.syntroleum.com) presentation materials including, among other data, the information presented below.

The information being furnished pursuant to Item 7.01 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

2005 Quarterly Projections

($ in thousands, except per share data)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	2005
Joint Development Revenue	$300.0	$1,393.0	$1,723.0	$7,066.0	$10,482.0
Oil and Gas Revenues	—	5,700.0	—	—	5,700.0

Total Revenues	300.0	7,093.0	1,723.0	7,066.0	16,182.0
Catoosa Demonstration Facility	2,899.0	2,899.0	528.0	195.1	6,521.0
Pilot Plant, Engineering and Research & Development	1,784.3	3,684.3	3,684.3	3,684.3	12,837.2
General & Administrative	3,726.4	3,776.4	3,876.4	3,876.4	15,255.6
Non-Cash Compensation Expense	1,144.3	1,144.3	1,144.3	1,144.3	4,577.2

Operating Income	(9,254.0)	(4,411.0)	(7,510.0)	(1,834.1)	(23,009.1)

Interest Expense	(489.3)	(499.2)	(509.3)	(519.6)	(2,017.4)
Investment and Interest Income	150.0	512.4	447.8	387.1	1,497.3

Net Income (Loss)	$(9,593.3)	$(4,397.8)	$(7,571.5)	$(1,966.6)	$(23,529.2)

EPS	$(0.20)	$(0.08)	$(0.14)	$(0.04)	$(0.45)
Wtd. Avg Shares Outstanding	47,945	55,265	55,265	55,265	53,460

Capital Expenditures
International Oil & Gas	$1,300.0	$700.0	$3,100.0	$1,900.0	$7,000.0
Domestic Oil & Gas	$1,500.0	$750.0	$500.0	$500.0	$3,250.0
General Capital Expenditures	$300.0	$250.0	$150.0	$150.0	$850.0

	$3,100.0	$1,700.0	$3,750.0	$2,550.0	$11,000.0

Projected Cash Balance	$89,500.0	$84,047.3	$73,360.8	$63,669.0	$63,669.0

Aje Field: Current Assumptions

Pricing

•	NYMEX strip through 2010, $35/Bbl thereafter

Production Volumes

•	GTL FPSO producing

•	17,000 Bpd of syncrude

•	10,000 Bpd of condensate

•	50,000 Bpd of peak oil crude

Infrastructure

•	Oil reservoir: 13 producers, 3 injectors and subsea infrastructure

•	Gas reservoir: 4 new producers plus completing Aje-1 and Aje-2 and subsea infrastructure

•	Leased oil FPSO (2007-2010) replaced by a leased GTL/Oil FPSO (2010-2030)

Operating and Capital Costs

•	$28 MM for Aje-3 dry hole turnkey cost plus $8 MM for testing

•	Total field development cost (oil and gas) of $852 Million

•	Upstream operating costs of $2.00/Bbl crude oil and $1.50/bbl condensate

•	Leased crude oil FPSO at a rate $100,000 per day (2007-2010)

•	Leased GTL/Oil FPSO at a day rate of $100,000 per day for crude oil processing and an additional toll rate of $20/Bbl of GTL products produced (2010-2030). Based on expected capital costs of $900 MM, which is a preliminary figure subject to revision

Syntroleum’s Aje Economics

(based on Syntroleum’s net interest in the Aje Field)

($ in thousands)

NYMEX Strip Mar 29, 2005

Year	1 2005		2 2006	3 2007	4 2008	5 2009	6 2010	Total Project
Net Revenue*	$5,700		$—	$185,038	$202,249	$208,863	$286,858	3,412,565
Operating Expenses	$1,625		$3,250	$21,353	$17,794	$17,498	$46,807	915,605
Nigerian Taxes	$—		$—	$70,217	$86,539	$84,461	$104,742	1,101,255
Operating Cash Flow	$4,075		$(3,250)	$93,469	$97,916	$106,905	$135,309	1,395,706
Capital Expenditures	$5,400		$43,614	$19,374	$10,400	$49,400	$10,400	274,601
Free Cash Flow	$(1,325)		$(46,864)	$74,095	$87,516	$57,505	$124,909	1,121,105
NPV-10	$468,889
IRR	100+	%

*	Gross revenues less royalties plus bonuses and overriding royalty

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements as well as historical facts. These forward-looking statements include statements relating to the Company’s quarterly projections for 2005 and Aje Field economics. When used in this document, the words “projection,” “assumption” and similar expressions are intended to be among the statements that identify forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these kinds of statements involve risks and uncertainties. Actual results may not be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, those relating to the Company’s business results during 2005, general economic conditions, changes in the Company’s projects from current expectations, the accuracy of the Company’s assumptions regarding production from the Aje Field, volatility of oil and gas prices, construction and use of a GTL/Oil FPSO, development of the Aje Field by project participants, variations in assumed operating and capital expenditures, and risks that the cost of designing, constructing and operating commercial-scale gas-to-liquids (“GTL”) plants will exceed current estimates, the schedule for construction of commercial-scale GTL plants will extend beyond current estimated schedules, financing for design and construction of commercial-scale GTL plants and our other activities may not be available, commercial-scale GTL plants will not achieve the same results as those demonstrated on a laboratory or pilot basis, GTL plants may experience technological and mechanical problems, improvements to the Syntroleum Process currently under development may not be successful, markets for GTL plant products may not develop, plant economics may be adversely impacted by operating conditions, including energy prices, construction risks and risks associated with investments and operations in foreign countries, the Company’s ability to implement corporate strategies, competition, intellectual property risks, the Company’s ability to obtain necessary financing and other risks detailed in the Company’s Annual Report on Form 10-K and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

Date: April 1, 2005	By:	/s/ Greg G. Jenkins
Greg G. Jenkins
Executive Vice President, Finance & Business Development and
Chief Financial Officer